UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    August 5, 2022
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 North Warson Rd.
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The New York Stock Exchange
Warrants exercisable for one share of common stock at an exercise price of $11.50	BHIL WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Exclusive Collaboration and Marketing Rights Agreement

On August 5, 2022, Benson Hill Holdings, Inc. (“Benson Hill Holdings”), a wholly-owned subsidiary of Benson Hill, Inc. (the “Company”), entered into an exclusive collaboration and marketing rights agreement (the “Collaboration Agreement”) with Archer-Daniels-Midland Company (“ADM”) to collaborate on an exclusive basis in the commercialization of certain high-protein soy ingredients for the human food and nutrition market (the “Human Nutrition Market”) in North America based on certain of Benson Hill Holdings’ proprietary high-protein commercial soybean seed varieties (“High-Protein Varieties”).

Pursuant to the terms of the Collaboration Agreement, Benson Hill Holdings will collaborate with ADM to engage soybean growers in certain parts of the United States to source production and supply of high-protein soybean grain grown from the High-Protein Varieties (“High-Protein Grain”) for processing by ADM into soy protein ingredients with greater than 65% protein content (“65+% Products”) and into soybean white flake for sale for further processing into soy protein isolate or soy protein concentrate (such white flake, together with 65+% Products, the “High-Protein Products”), as well as into textured soy protein ingredients with 60-65% protein content (“TVP+ Products”). ADM will receive exclusive rights to process High-Protein Grain in North America into High-Protein Products and TVP+ Products for commercialization in the Human Nutrition Market in North America and to commercialize the resulting High-Protein Products and TVP+ Products in the Human Nutrition Market in North America. In addition, Benson Hill Holdings may not, directly or indirectly through any Affiliate (as defined in the Collaboration Agreement), (i) process any soybean grain in North America into 65+% Products or TVP+ Products for commercialization in the Human Nutrition Market in North America or commercialize such resulting products in the Human Nutrition Market in North America, (ii) sell any high-protein soybean grain, or white flake made from such grain, directly to any third party for processing into soy protein concentrate for commercialization in the Human Nutrition Market in North America, and (iii) sell certain soy protein flour products to certain third parties for further processing into TVP+ Products for commercialization in the Human Nutrition Market in North America. ADM will also have non-exclusive rights to commercialize soy protein ingredients processed in North America from the High-Protein Grain supplied by Benson Hill Holdings in the Human Nutrition Market outside of North America. In exchange for the rights granted to ADM by Benson Hill Holdings, Benson Hill Holdings will receive the exclusive right to supply high-protein soybean grain to ADM for ADM to process into High-Protein Products, TVP+ Products and certain other soy protein ingredients for the Human Nutrition Market in North America, and ADM will commit to use commercially reasonable efforts to process certain agreed annual volumes of High-Protein Grain, to produce certain agreed annual volumes of TVP+ Products, and to commercialize protein ingredients processed from the High-Protein Grain supplied by Benson Hill Holdings in the Human Nutrition Market in North America. All soy protein ingredient products sold by ADM that differentiate by leveraging the High-Protein Varieties will include the branding of both Benson Hill Holdings and ADM.

Benson Hill Holdings will receive an upfront cash payment, annual technology access fees, and value sharing payments on all soy protein ingredients sold by ADM that are processed from the High-Protein Grain supplied by Benson Hill Holdings, and Benson Hill Holdings is eligible to receive milestone payments upon achievement of certain objectives.

Unless earlier terminated, the Collaboration Agreement will remain in effect until December 31, 2027, or until December 31, 2030 if extended pursuant to its terms. Either party may terminate the Collaboration Agreement for material breach by the other party and a failure to cure such breach within the time period specified in the Collaboration Agreement, or if the other party is acquired by certain competitors of the terminating party. Benson Hill Holdings may also terminate the Collaboration Agreement due to a challenge to its patents brought by ADM, or in the event that ADM fails to process certain agreed annual volumes of High-Protein Grain or to produce certain agreed annual volumes of TVP+ Products. ADM may also terminate the Collaboration Agreement if Benson Hill Holdings fails to deliver certain quantities of High-Protein Grain to ADM.

The foregoing description of the Collaboration Agreement is only a summary and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On August 8, 2022, the Company issued a press release reporting the financial results of the Company for the quarter ended June 30, 2022. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference. In conjunction with the press release, the Company has posted a supplemental information presentation to its website (bensonhill.com) and a copy of the presentation is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached hereto as Exhibit 99.2 and the presentation attached hereto as Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release and presentation attached as Exhibits 99.2 and 99.3 hereto, the press release and presentation contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release and presentation, respectively, regarding these forward-looking statements.

Item 7.01	Regulation FD Disclosure.

On August 8, 2022, the Company and ADM issued a joint press release announcing the Collaboration Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the joint press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the joint press release attached as Exhibit 99.1 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the joint press release regarding these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1*†	Exclusive Collaboration and Marketing Rights Agreement, dated August 5, 2022, by and between Benson Hill Holdings, Inc. and Archer-Daniels-Midland Company
99.1	Joint Press Release of Benson Hill, Inc. and Archer-Daniels-Midland Company, dated August 8, 2022
99.2	Press Release of Benson Hill, Inc. announcing Second Quarter 2022 Financial Results, dated August 8, 2022
99.3	Investor Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
___________________
*    Filed herewith.
†    Certain of the exhibits and schedules of this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Dean Freeman
Dean Freeman
Chief Financial Officer
Date: August 8, 2022